UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2014

MOLINA HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31719	13-4204626
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Oceangate, Suite 100, Long Beach, California 90802

(Address of principal executive offices)

Registrant’s telephone number, including area code: (562) 435-3666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

We are providing a status update regarding our efforts to obtain full reimbursement of the Affordable Care Act (ACA) annual fee. The Company currently expects to recognize revenue in connection with the reimbursement of the ACA annual fee, including a gross-up payment for the associated tax effects, for the second quarter of 2014 in a manner consistent with the Company’s first quarter of 2014. The table attached hereto and furnished as Exhibit 99.1 summarizes the current status of our efforts to obtain contractual commitments to full reimbursement from the state Medicaid agencies in which we operate our health plans. While we continue to expect that we will ultimately be reimbursed for the ACA annual fee and the associated tax effects, the current lack of contractual commitments from the majority of states in which we operate our health plans could have a material adverse effect on our second quarter operating results.

The information in this Form 8-K current report and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This report contains “forward-looking statements” regarding the status of the Company’s efforts to obtain full reimbursement of the ACA annual fee, including a gross-up payment for the associated tax effects. All of the Company’s forward-looking statements are based on our current expectations and assumptions that are subject to numerous known and unknown risks, uncertainties, and other factors that could cause actual results to differ materially. Given these risks and uncertainties, we can give no assurances that our forward-looking statements will prove to be accurate, or that any results or events projected or contemplated by our forward-looking statements will in fact occur, and we caution investors not to place undue reliance on these statements. A discussion of the risk factors facing our Company can be found under Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2013, and in our other reports and filings with the Securities and Exchange Commission and available on its website at www.sec.gov. The Company disclaims any intent or obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

99.1	Table summarizing the current status of the reimbursement of the ACA annual fee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date: June 24, 2014	By:	/s/ Jeff D. Barlow
Jeff D. Barlow Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Table summarizing the current status of the reimbursement of the ACA annual fee.